ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:   July 1, 2001 - July 31, 2001

SETTLEMENT DATE:     15-Aug-01

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
A.       SERIES INFORMATION

         ADVANTA LEASING RECEIVABLES CORP. VIII AND
         ADVANTA LEASING RECEIVABLES CORP. IX
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1999-1

I.       SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)               Beginning Aggregate Contract Principal Balance                                          $ 19,334,252.36
                                                                                                                    ---------------
         (b.)               Contract Principal Balance of all Collections allocable
                            to Contracts                                                                            $  1,741,161.54
                                                                                                                    ---------------
         (c.)               Contract Principal Balance of Charged-Off Contracts                                     $     94,661.58
                                                                                                                    ---------------
         (e.)               Ending Aggregate Contract Principal Balance of all Contracts as
                            of this Settlement Date                                                                 $ 17,498,429.24
                                                                                                                    ---------------

                            BALANCES ON THIS SETTLEMENT DATE
         (d.)               Class A Principal Balance as of this
                            Settlement Date (Class A Note Factor)               0.1424979                           $ 14,089,644.54
                                                                            -------------                           ---------------
         (e1.)              Ending Class A-1 Principal Balance                  0.0000000          $            -
                                                                            -------------          --------------
         (e2.)              Ending Class A-2 Principal Balance                  0.1206188          $ 4,643,936.54
                                                                            -------------          --------------
         (e3.)              Ending Class A-3 Principal Balance                  1.0000000          $ 9,445,708.00
                                                                            -------------          --------------
         (f.)               Ending Class B Principal Balance as of this
                            Settlement Date (Class B Note Factor)               0.2938610                           $  3,408,784.70
                                                                            -------------                           ---------------


II.      COMPLIANCE RATIOS

         (a.)               Aggregate Contract Balance Remaining ("CBR") of all Contracts                           $ 18,805,335.12
                                                                                                                    ---------------
         (b.)               CBR of Contracts 1 - 30 days delinquent                                                 $  2,066,840.84
                                                                                                                    ---------------
         (c.)               % of Delinquent Contracts 1- 30 days as of the related
                            Calculation Date                                                                                 10.99%
                                                                                                                    ---------------
         (d.)               CBR of Contracts 31 - 60 days delinquent                                                $    816,957.52
                                                                                                                    ---------------
         (e.)               % of Delinquent Contracts 31- 60 days as of the related
                            Calculation Date                                                                                  4.34%
                                                                                                                    ---------------
         (f.)               CBR of Contracts 61 - 90 days delinquent                                                $    367,354.05
                                                                                                                    ---------------
         (g.)               % of Delinquent Contracts 61- 90 days as of the related
                            Calculation Date                                                                                  1.95%
                                                                                                                    ---------------
         (h.)               CBR of Contracts > 91 days delinquent                                                   $    311,584.53
                                                                                                                    ---------------
         (i.)               % of Delinquent Contracts > 91 days as of the related
                            Calculation Date                                                                                  1.66%
                                                                                                                    ---------------
         (j1.)              % of Delinquent Contracts 31 days or more as of the related
                            Calculation Date                                                                                  7.95%
                                                                                                                    ---------------
         (j2.)              Month 2:                   Jun-01                                                                 6.64%
                                               ---------------                                                      ---------------
         (j3.)              Month 3:                   May-01                                                                 7.81%
                                               ---------------                                                      ---------------
         (j4.)              Three month rolling average % of Delinquent Contracts 31 days
                            or more                                                                                           7.47%
                                                                                                                    ---------------


         (k1.)              Net Charge-Off % for the related Collection Period
                            (annualized 30/360)                                                                               0.00%
                                                                                                                    ---------------
         (k2.)              Month 2:                   Jun-01                                                                 7.37%
                                                                                                                    ---------------
         (k3.)              Month 3:                   May-01                                                                 0.66%
                                               ---------------                                                      ---------------
         (k4.)              Three month rolling average % for Defaulted Contracts                                             2.68%
                                                                                                                    ---------------
                              *Note:  Current Month Net Charge-off % is negative .2264%
                            reported as zero (July, 2001) Does the Cumulative Loss % exceed
         (l1.)              The Loss Trigger Level % from Beginning Period to and including
                            12th Collection Period ?  Y or N                                                                    n/a
                                                                                                                    ---------------
         (l2.)              The Loss Trigger Level % from 13th Collection Period to and
                            including 24th Collection Period ?  Y or N                                                           NO
                                                                                                                    ---------------
         (l3.)              The Loss Trigger Level % from 25th Collection Period and
                            thereafter ?    Y or N                                                                              n/a
                                                                                                                    ---------------


         (m1.)              Residual Realization for the related Collection Period                                          119.71%
                                                                                                                    ---------------
         (m2.)              Month 2:                   Jun-01                                                              126.20%
                                               ---------------                                                      ---------------
         (m3.)              Month 3:                   May-01                                                               127.91%
                                               ---------------                                                      ---------------
         (m4.)              Three month rolling average Residual Realization Ratio                                          124.61%
                                                                                                                    ---------------
         (n.)               Does the three month rolling Residual Realization ratio
                            exceed 100%    Y or N                                                                               YES
                                                                                                                    ---------------
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III.     FLOW OF FUNDS

         (1.)               The amount on deposit in Available Funds                                                $  2,329,532.54
                                                                                                                    ---------------
         (2.)               The prepayment amounts deposited, if any, by the Issuers'
                            to the Collection Account for removal of defaulted contracts                            $            --
                                                                                                                    ---------------
         (3.)               Total deposits in the Collection Account to be used as available
                            funds on this Payment Date                                                              $  2,329,532.54
                                                                                                                    ---------------
         (a.)               To the Servicer, Unrecoverable Servicer Advances / Initial
                            Unpaid Balance                                                                          $      5,599.73
                                                                                                                    ---------------
         (b.)               To the Servicer, the Servicing Fee and miscellaneous amounts,
                            if any                                                                                  $     16,111.88
                                                                                                                    ---------------

                            To Series 1999-1 Noteholders:

         (c.)               To Class A, the total Class A Note Interest and Class A Overdue
                            Interest for the related period                                                         $     88,188.62
                                                                                                                    ---------------
                                               Interest on Class A-1 Notes                         $           --
                                                                                                   --------------
                                               Interest on Class A-2 Notes                         $    33,875.80
                                                                                                   --------------
                                               Interest on Class A-3 Notes                         $    54,312.82
                                                                                                   --------------
         (d.)               Interest on Class B Notes for the related period                                        $     22,818.18
                                                                                                                    ---------------

         (e.)               To Series 1999-1 Noteholders:
                            To Class A, the total applicable Principal Payment                                      $  1,478,195.23
                                                                                                                    ---------------
                                               Principal Payment to Class A-1 Noteholders          $           --
                                                                                                   --------------
                                               Principal Payment to Class A-2 Noteholders  .       $ 1,478,195.23
                                                                                                   --------------
                                               Principal Payment to Class A-3 Noteholders          $           --
                                                                                                   --------------
                            To Class B for applicable Principal Payment to the extent of the
                            Class B Floor                                                                           $    357,627.89
                                                                                                                    ---------------


         (f.)               To the Reserve Account :
                            The amount needed to increase the amount in the Reserve Account
                            to the Required Reserve                                                                 $            --
                                                                                                                    ---------------


         (g.)               Upon the occurrence of a Residual Event        the lesser of:
                            (A) the remaining Available Funds and                                  $           --
                                                                                                   --------------
                            (B) the aggregate amount of Residual Receipts included in
                                Available Funds                                                    $           --
                                                                                                   --------------
                            To be deposited to the Residual Account                                                 $            --
                                                                                                                    ---------------

         (h.)               To the Issuers, as owner of the Pledged Assets, any remaining
                            Available Funds on deposit in the Collection Account
                            (the "Issuers' Interest")                                                               $    360,991.01
                                                                                                                    ---------------

IV.      SERVICER ADVANCES

         (a.)               Aggregate amount of Servicer Advances at the beginning of the
                            Collection Period                                                                       $    546,116.07
                                                                                                                    ---------------
         (b.)               Servicer Advances reimbursed during the Collection Period                               $     34,406.45
                                                                                                                    ---------------
         (c.)               Amount of unreimbursed Service Advances to be reimbursed on the
                            Settlement Date                                                                         $      5,599.73
                                                                                                                    ---------------
         (d.)               Servicer Advances made during the related Collection Period                             $            --
                                                                                                                    ---------------
         (e.)               Aggregate amount of Servicer Advances at the end of the
                            Collection Period                                                                       $    506,109.89
                                                                                                                    ---------------
         (f.)               Amount of delinquent Scheduled Payments for which Servicer
                            Advances were not made                                                                  $            --
                                                                                                                    ---------------


V.       RESERVE ACCOUNT

         (a.)               Amount on deposit at the beginning of the related Collection
                            Period                                                                                  $  1,104,761.18
                                                                                                                    ---------------
         (b.)               Amount of interest earnings reinvested for the related Monthly
                            Period                                                                                  $      3,605.54
                                                                                                                    ---------------
         (c.)               Amounts used to cover shortfalls, if any,  for the related
                            Collection Period                                                                       $            --
                                                                                                                    ---------------
         (d.)               Amounts transferred from the Collection Account, if applicable                          $            --
                                                                                                                    ---------------
         (e.)               Balance remaining before calculating Required Reserve Amount                            $  1,108,366.72
                                                                                                                    ---------------
         (f.)               Required Reserve Amount needed as of the related Collection
                            Period                                                                                  $  1,104,761.18
                                                                                                                    ---------------
         (g1.)              If (e) above is greater than (f), then excess amount to be
                            transferred to the Series Obligors                                                      $      3,605.54
                                                                                                                    ---------------
         (g2.)              If (e) is greater than (d), then amount of shortfall
                                                                                                                    ---------------
         (h.)               Amounts on deposit at the end of the related Collection Period
                            (e minus g1)                                                                            $  1,104,761.18
                                                                                                                    ---------------
         (i.)               Is the Required Reserve Amount equal to the balance in the
                            Reserve Account as of the related Collection period? Y or N                                        YES
                                                                                                                    ---------------


VI.      RESIDUAL ACCOUNT

         (a.)               Amount on deposit at the beginning of the related Collection Period                     $            --
                                                                                                                    ---------------
         (b.)               Amounts transferred from the Collection Account                                         $            --
                                                                                                                    ---------------
         (c.)               Amounts used to cover shortfalls for the related Collection Period                      $            --
                                                                                                                    ---------------
         (d.)               Amount on deposit at the end of the related Collection Period                           $            --
                                                                                                                    ---------------
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
VII.     ADVANCE PAYMENTS

         (a.)      Beginning aggregate Advance Payments                                                             $    359,838.58
                                                                                                                    ---------------
         (b.)      Add:  Amount of Advance Payments collected during the related Collection Period                  $    217,298.66
                                                                                                                    ---------------
         (c.)      Add:  Investment earnings for the related  Collection Period                                     $            --
                                                                                                                    ---------------
         (d.)      Less: Amount of Advance Payments withdrawn for deposit into Facility Account                     $    246,654.54
                                                                                                                    ---------------
         (e.)      Ending aggregate Advance Payments                                                                $    330,482.70
                                                                                                                    ---------------
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         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:                /s/ Mark Shapiro
                            --------------------------
         TITLE:             Asst. Treasurer
                            --------------------------
         DATE:              08/10/01
                            --------------------------


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